                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                February 22, 2001

                Date of Report (Date of Earliest Event Reported)


                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
 (as Depositor under the Pooling and Servicing Agreement, dated March 1, 2000, providing for the Issuance of the Sequoia Mortgage Trust 4, Mortgage Loan Asset Backed Certificates)


                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                     --------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


            Delaware                      333-81429                          13-5674085
            --------                      ---------                          ----------
 (State or Other Jurisdiction      (Commission File Number)       (I.R.S. Employer Identification No.)
       of Incorporation)
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        250 Vesey Street, World Financial Center, North Tower, 10th Floor
                             New York, NY 10281-1310
        ------------------------------------------------------------------
                    (Address of Principal Executive Offices)



                                 (212) 449-0336
                                 --------------
                         (Registrant's Telephone Number,
                              Including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.           OTHER EVENTS

                  On March 1, 2000, Merrill Lynch Mortgage Investors, Inc.
                  ("Company") entered into a Pooling and Servicing Agreement dated as of March 1, 2000 (the "Pooling and Servicing
                  Agreement"), by and among the Company, as depositor; Sequoia
                  Mortgage Funding Corporation, as mortgage loan seller
                  ("Sequoia"); Merrill Lynch Credit Corporation, as master servicer (the "Master Servicer"); and Norwest Bank Minnesota,
                  N.A., as trustee (the "Trustee"), providing for the issuance of the Sequoia Mortgage Trust 4, Mortgage Loan Asset Backed
                  Certificates (the "Certificates")

                  The following exhibit which relates specifically to the Certificates is included with this Current Report:

Item 7(c).        Exhibits

                  10.1 Monthly Payment Date Statement relating to the distribution to Certificateholders, February 22, 2001.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  March 29, 2001



                                  MERRILL LYNCH MORTGAGE INVESTORS,
                                  INC.

                                  By:     /s/ Michael M. McGovern
                                     -------------------------------------------
                                     Michael M. McGovern
                                     Secretary


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                                  EXHIBIT INDEX

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
Exhibit Number                                                     Page Number
--------------                                                     -----------
10.1              Monthly Payment Date Statement relating to the
                  distribution to Certificateholders,
                  February 22, 2001.......................................5
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